SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 29, 2006

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

1-1169	34-0577130

(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio	44706-2798

(Address of Principal Executive Offices)	(Zip Code)
(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     At a conference call for investors and analysts on September 29, 2006, James W. Griffith, President and CEO of The Timken Company, will deliver prepared remarks. A summary of those remarks is attached as Exhibit 99.1 to this report and incorporated by this reference.
     Certain statements in the attached summary of remarks by James W. Griffith (including statements regarding the Company’s estimates and expectations) that are not historical in nature are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the conclusion of the Company’s third quarter of 2006 and the financial statements for the quarter; the Company’s ability to respond to the changes in its end markets, especially the North American automotive industry; fluctuations in raw material and energy costs and the operation of the Company’s surcharge mechanisms; changes in the financial health of the Company’s customers; and the impact on operations of general economic conditions, higher raw material and energy costs, fluctuations in customer demand and the Company’s ability to achieve the benefits of its future and ongoing programs and initiatives, including the implementation of its Automotive Group restructuring, the rationalization of the Company’s Canton bearing operations, manufacturing transformation and rationalization activities. These and additional factors are described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, page 65, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006. The Company undertakes no obligation to update or revise any forward-looking statement.
     This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibits.
99.1	Summary of prepared remarks by James W. Griffith, President and CEO of The Timken Company delivered at a conference call on September 29, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
	By:	/s/ William R. Burkhart
William R. Burkhart
September 29, 2006		Senior Vice President and General Counsel Date:

3

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Summary of prepared remarks by James W. Griffith, President and CEO of The Timken Company delivered at a conference call on September 29, 2006.